UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2006

________________

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	0-22140	42-1406262
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

Fifth at Erie, Storm Lake, IA 50588

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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TABLE OF CONTENTS

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Signatures

Exhibit index.

Exhibit 99.1

Section 5 – Corporate Governance and Management

Item. 5.02(b) and (c) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Friday, January 6, 2006, was Ronald J. Walters' final day of employment with Meta Financial Group, Inc. (“Meta”); Mr. Walters had served as Meta's Senior Vice President and Chief Financial Officer, Secretary, and Treasurer.

Mr. Jonathan M. Gaiser was appointed Meta’s Chief Financial Officer today, January 9, 2006. Mr. Gaiser, 38, was previously employed as the Assistant Treasurer of Commercial Federal Bank (“Commercial Federal”) in Omaha, Nebraska since 2003. Prior to that, Mr. Gaiser held the position of Financial Vice President and Financial Planning Manager at Commercial Federal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ J. Tyler Haahr
J. Tyler Haahr
President and Chief Executive Officer

Dated: January 9, 2006

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	News Release.